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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)     APRIL 4, 2007
                                                         -----------------------


                              I/OMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)

           NEVADA                      000-27267                 33-0773180
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                       4 MARCONI, IRVINE, CALIFORNIA 92618
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              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code        (949) 707-4800
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.02.        NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
                  RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         In a letter dated March 29, 2007 received by I/OMagic Corporation (the "Company") on April 4, 2007, a copy of which is attached as Exhibit 99.1 to this Form 8-K, the Company's former independent registered public accounting firm, Singer Lewak Greenbaum & Goldstein LLP ("SLGG"), advised the Company that its audit reports covering the Company's financial statements for the years ended December 31, 2005 and 2004 should not be relied upon and were immediately withdrawn. SLGG stated that such audit reports should no longer be relied upon and were immediately withdrawn as a result of the Company's announcement of its intention to restate its financial statements for the years ended December 31, 2005 and 2004 as expressed by the Company's Chief Financial Officer in discussions with SLGG and as stated by the Company in its Form 8-K filed with the Securities and Exchange Commission on March 29, 2007. SLGG discussed these matters with the Company's Chief Financial Officer but did not have separate discussions regarding these matters with the Company's audit committee, board of directors or other officers.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits.
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                  Number        Description
                  ------        -----------

                  99.1 Letter of Singer Lewak Greenbaum & Goldstein LLP dated March 29, 2007


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 6, 2007             I/OMAGIC CORPORATION


                                 By:  /S/ THOMAS L. GRUBER
                                     -------------------------------------------
                                      Thomas L. Gruber, Chief Financial Officer


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                         EXHIBITS FILED WITH THIS REPORT

         Number        Description
         ------        -----------

         99.1 Letter of Singer Lewak Greenbaum & Goldstein LLP dated March 29, 2007